HERITAGE SERIES TRUST

                         SUPPLEMENT DATED JUNE 26, 2006
                     TO THE PROSPECTUS DATED JANUARY 3, 2006
                        AS SUPPLEMENTED FEBRUARY 28, 2006
                                AND JUNE 15, 2006

Effective May 1, 2006, Heritage Asset Management, Inc., has voluntarily agreed to reimburse certain expenses and, if necessary, waive its investment advisory fee of the International Equity Fund. The voluntary fee waiver is in addition to the contractual fee waiver, which is in place for the fund's fiscal year 2006, and will have lower reimbursement thresholds than the contractual fee waiver.

As a result of the voluntary fee waiver, footnote (d) on Page 18 of the Heritage Mutual Funds prospectus is replaced in its entirety as follows:

(d) Heritage Asset Management, Inc. has contractually agreed to reimburse certain expenses of the fund and/or waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.78% of that class' average daily net assets and to the extent that Class B and Class C annual operating expenses each exceed 2.53% of that class' average daily net assets for the fund's 2006 fiscal year. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses. The Board may agree to change fee waivers or reimbursements without the approval of fund shareholders.

      In addition,  effective May 1, 2006,  Heritage has  voluntarily  agreed to reimburse certain expenses of the fund and/or waive its investment advisory fees to the extent that Class A annual operating expenses exceed 1.65% of that class' average daily net assets and to the extent that Class B and Class C annual operating expenses each exceed 2.40% of that class' average daily net assets through December 31, 2006. This expense limitation excludes interest, taxes, brokerage commissions and extraordinary expenses.

      Any reimbursement of fund expenses and/or waiver of Heritage's investment advisory fees is subject to reimbursement by the fund within the following two fiscal years if overall expenses fall below these percentage limitations.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE